THE SYMBOL "*" IS USED THROUGHOUT THIS EXHIBIT TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                                   AGREEMENT


          THIS AGREEMENT (the "Agreement") is entered into as of April 16, 1998 (the "Effective Date") by and between Children's Medical Center Corporation ("CMCC") and Neurobiological Technologies, Inc. ("NTI").

          WHEREAS, CMCC, NTI and Merz + Co. GmbH & Co. ("Merz") are concurrently entering into a License and Cooperation Agreement of even date herewith (the "License and Cooperation Agreement"); and

          WHEREAS, under the License and Cooperation Agreement, CMCC and NTI will share certain payments to be made by Merz to CMCC and NTI as a result of sales of Compound and Products in the Territory (as those terms are defined in the License and Cooperation Agreement); and

          WHEREAS, CMCC and NTI now wish to set forth their agreements with respect to how such payments will be shared between them; and

          WHEREAS, CMCC and NTI further wish to memorialize their mutual agreement to terminate the Exclusive License Agreement between CMCC and NTI dated September 11, 1995, as amended (the "License Agreement"); and

          WHEREAS, NTI has agreed to issue CMCC two warrants to purchase Common Stock of NTI at the election of the Board of Trustees of CMCC.

          NOW, THEREFORE, in consideration for mutual promises and covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. Unless otherwise expressly provided for herein, the defined terms in this Agreement shall have the same meaning ascribed to them in the License and Cooperation Agreement.

          2. With respect to the sharing of Royalty Income between CMCC and NTI under Section 8.4 and Exhibit C of the License and Cooperation Agreement, CMCC and NTI agree as follows:

              (a) [*] percent ([*]%) of the Royalty Income from sales of Products in the Territory for CMCC Indications shall be retained by Merz. CMCC shall receive [*] percent ([*]%) of the Royalty Income from sales of Products in the Territory for CMCC Indications (which [*] percent ([*]%) is equal to [*] percent ([*]%) of the remaining [*] percent ([*]%) of the Royalty Income from sales of Products in the Territory for CMCC Indications), and NTI shall receive [*] percent ([*]%) of the Royalty Income from sales of Products in the Territory for CMCC Indications.

              (b) In those countries listed in Section 5.2 of the License and Cooperation Agreement, [*] percent ([*]%) of the Royalty Income from sales of Products in those countries for CMCC Indications shall be retained by Merz.
CMCC shall receive [*] percent ([*]%) of the Royalty Income from sales of Products in those countries for CMCC Indications (which [*] percent ([*]%) is equal to [*] percent ([*]%) of the remaining [*] percent ([*]%) of the Royalty Income from sales of Products in those countries for CMCC Indications), and NTI shall receive [*] percent ([*]%) of the Royalty Income from sales of Products in those countries for CMCC Indications.

              (c) [*] percent ([*]%) of the Royalty Income from sales of Products in the Territory for Merz Indications shall be retained by Merz. CMCC shall receive [*] percent ([*]%) of the Royalty Income from sales of Products in the Territory for Merz Indications (which [*] percent ([*]%) is equal to [*] percent ([*]%) of the remaining [*] percent ([*]%) of the Royalty Income from sales of Products in the Territory for Merz Indications), and NTI shall receive [*] percent ([*]%) of the Royalty Income from sales of Products in the Territory for Merz Indications.

              (d) Notwithstanding Section 2(c) above, in those countries where CMCC has not obtained any patent protection for CMCC Indications, [*] percent ([*]%) of the Royalty Income from sales of Products in those countries for Merz Indications shall be retained by Merz. CMCC shall receive [*] percent ([*]%) of the Royalty Income from sales of Products in those countries for Merz Indications (which [*] percent ([*]%) is equal to [*] percent ([*]%) of the remaining [*] percent ([*]%) of the Royalty Income from sales of Products in those countries for Merz Indications), and NTI shall receive [*] percent ([*]%) of the Royalty Income from sales of Products in those countries for Merz Indications.

              (e) If no Marketing Partner develops CMCC Indications, [*] percent ([*]%) of the Royalty Income from sales of Products in the Territory for Merz Indications shall be retained by Merz. CMCC shall receive [*] percent ([*]%) of the Royalty Income from sales of Products in the Territory for Merz Indications (which [*] percent ([*]%) is equal to [*] percent ([*]%) of the remaining [*] percent ([*]%) of the Royalty Income from sales of Products in the Territory for Merz Indications), and NTI shall receive [*] percent ([*]%) of the Royalty Income from sales of Products in the Territory for Merz Indications.

              (f) Notwithstanding Section 2(e) above, if no Marketing Partner develops CMCC Indications, in those countries where CMCC has not obtained any patent protection for CMCC Indications, [*] percent ([*]%) of the Royalty Income from sales of Products in those countries for Merz Indications shall be retained by Merz. CMCC shall receive [*] percent ([*]%) of the Royalty Income from sales of Products in those countries for Merz Indications (which [*] percent ([*]%) is equal to [*] percent ([*]%) of the remaining [*] percent ([*]%) of the Royalty Income from sales of Products in those countries for Merz Indications), and NTI shall receive [*] percent ([*]%) of the Royalty Income from sales of Products in those countries for Merz Indications.

          3. With respect to the sharing between CMCC and NTI of all down-payments, lump-sum payments and milestone payments, other than Royalty Income, under Section 8.5 of the License and Cooperation Agreement, CMCC and NTI agree as follows: [*] percent ([*]%) of each such payment shall be retained by Merz. CMCC shall receive [*] percent [*] of each such payment (which [*] percent ([*]%) is equal to [*] percent ([*]%) of the remaining [*] percent ([*]%) of each such payment), and NTI shall receive [*] percent ([*]%) of each such payment.

          4. With respect to the sharing between CMCC and NTI of any and all payments that are to be made by Merz to CMCC and NTI pursuant to Article 9 of the License and Cooperation Agreement, including payments to be made as a result of: (a) sales of Compound by Merz or its affiliates to Marketing Partner(s), (b) sales of finished Products by Merz or its affiliates to Marketing Partner(s), or
(c) sales of finished Products by Merz or its affiliates directly to third parties other than Marketing Partner(s), CMCC and NTI agree that CMCC shall receive [*] percent ([*]%) of the total of any such amounts paid by Merz to CMCC and NTI pursuant to Article 9 of the License and Cooperation Agreement.

          5. CMCC and NTI agree that immediately upon the execution and delivery of this Agreement, the License Agreement shall be terminated, be void and of no force and effect. CMCC and NTI further agree upon such termination NTI shall have no obligations remaining to CMCC under the License Agreement.

          6. For value received, NTI agrees to issue and deliver to CMCC Common Stock Purchase Warrants in substantially the forms attached hereto as Exhibits A-1 and A-2 (the "Warrants") upon receipt from CMCC of written notice that the Board of Trustees of CMCC has elected to receive the Warrants; provided, however, that NTI shall have no obligation to issue or deliver the Warrants if such notice is not received by July 16, 1998; and provided, further, that CMCC's election not to receive the Warrants shall in no way entitle CMCC to any additional consideration hereunder.

          7. Neither party is, nor will be deemed to be, an agent or legal representative of the other party for any purpose. Neither party will be entitled to enter into any contracts, incur any debts or make any commitments in the name of or on behalf of the other party, and neither party will be entitled to pledge the credit of the other party in any way or hold itself out as having authority to do so.

          8. This Agreement will inure to the benefit of and be binding upon the successors and assigns of CMCC and NTI respectively.

          9. This Agreement shall be governed and construed in accordance with the laws of the State of California, as applied to contracts executed and performed entirely within the State of California, without regard to conflicts of laws rules. This Section 8 shall survive the termination or expiration of this Agreement.

          10. All notices and other communications hereunder will be in writing and will be deemed given if delivered personally or by facsimile transmission (receipt verified), telexed, or sent by express courier service, to the parties at the addresses provided below (or at such other address for a party as will be specified by like notice; provided, that notices of a change or address will be effective only upon receipt thereof).

          11. No amendment, modification or supplement of any provision of this Agreement will be valid or effective unless made in writing and signed by a duly authorized officer of each party.

          12. No provision of this Agreement unless such provision otherwise provides will be waived by any act, omission or knowledge of a party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving party.

          13. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          14. Except for the License and Cooperation Agreement, this Agreement constitutes and contains the complete, final and exclusive understanding and agreement of the parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the parties respecting the subject matter hereof.

          15. Each of the parties represents and warrants that it has full right and authority to enter into this Agreement and to perform its obligations hereunder.

          16. This Agreement may be executed in one or more counterparts with the same force and effect as if the parties had signed a single instrument.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first written above.


          Neurobiological Technologies, Inc.            Children's Medical Center Corp.

          Paul E. Freiman /s/                           William New /s/
          ------------------------------------------    -----------------------------------------

          By:                                           By:

          Paul E. Freiman                               William New
          ------------------------------------------    -----------------------------------------

          Name:                                         Name:

          President & CEO
          ------------------------------------------    ------------------------------------------

          Title:                                        Title:

          1387 Marina Way                               VP Research Administration
          -------------------------------------------   ------------------------------------------

          Richmond, CA  94804                           Children's Medical Center Corp.
          -------------------------------------------   ------------------------------------------

          Address:                                      Address:

          (510) 215-8100                                300 Longwood Avenue, Boston, MA 02115
          -------------------------------------------   ------------------------------------------

          Facsimile Number:                             Facsimile Number:

                                                        617 232-7485


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